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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  ------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 October 1, 1998

                                  ------------


                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
             (Exact name of registrant as specified in its charter)



      Delaware                      0-24275                      52-2081515
(State of Incorporation)     (Commission File No.)            (I.R.S. Employer
                                                             Identification No.)


                            3516 Centre Circle Drive
                         Fort Mill, South Carolina 29715
                    (Address of principal executive offices)



                                 (803) 548-2160
              (Registrant's telephone number, including area code)


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ITEM 5.       Acquisition or Disposition of Assets

              On October 1, 1998, American Aircarriers Support, Incorporated (the "Company") completed the acquisition of Global Turbine Services, Inc. ("GTI") and Turbine Inspections, Incorporated ("TII") pursuant to an Asset Purchase Agreement (the "Agreement") dated as of October 1, 1998 among American Aircarriers Support Acquisition Corp., a wholly owned subsidiary of the Company formed for the purpose of effecting the acquisition, GTI and TII (collectively, GTI and TII, the "Sellers"). Pursuant to the Agreement, the Company acquired substantially all of the assets of the Sellers for a purchase price $1,105,032 and assumption of certain accounts payable not to exceed $305,013. The purchase price was comprised of $586,932 cash paid from working capital and issuance of 90,104 shares of the Company's Common Stock valued at $518,100.

         Simultaneously with the execution of the Agreement, the Company and the Sellers' founder and President, Mr. Mike Evans, also entered into a Consignment Agreement pursuant to which Mr. Evans consigned to the Company certain aircraft parts inventory controlled by him. The Company and Mr. Evans will share equally in the net profits from the sale of the consigned inventory by the Company until such time as Mr. Evans has received aggregate net profits of $1.6 million. At such time, the Consignment Agreement will terminate and the Company will receive legal ownership and title to all remaining inventory covered by the Consignment Agreement. In consideration of the consignment rights, the Company paid Mr. Evans $175,000 upon execution of the Consignment Agreement.

         For a period of one year, the Sellers may "piggy-back" their shares onto any registration statement which the Company files to register any of its securities under the Securities Act of 1933, as amended (the "Act"), in connection with a public offering for cash proceeds payable in whole or in part to the Company. The Sellers also have been granted the right to request the Company file a registration statement under the Act covering the shares of the Company's Common Stock issued to them in connection with the acquisition. Such "demand" registration right commences after July 1, 1999 and may only be exercised on one occasion. All expenses incurred in connection with the registration of the Sellers' shares pursuant to either the piggy-back and demand registration rights are payable by the Company.

         Simultaneously with the execution of the Agreement, the Company and Mr. Evans entered into a three year employment agreement whereby Mr. Evans will serve as Vice President of Power Plant Operations for the Company and will continue to operate the business previously operated by the Sellers. Mr. Evans is a licensed commercial pilot and has over twenty-five years' experience in the commercial turbine industry and has specialized in JT8 and JT3 jet engines used in the majority of narrow body planes such as the 727, 737, and DC9 aircraft.

         The Sellers, located in the Fort Lauderdale, Florida area, provide total engine management services to major commercial and cargo airlines. The services provided by the Sellers include borescoping, trend monitoring, engine condition analysis and valuation, overhaul management and troubleshooting.

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Forward Looking Statements

         This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the aircraft spare parts industry and the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.


ITEM 7.       Financial Statements and Exhibits

              (a) Financial statements relative to GTS and TII are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (b) Pro forma financial information relative to GTS and TII and the Registrant are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                           Reg. S-K
Exhibit No.                         Description                                                            Item No.
-----------                         -----------                                                            --------
  2.2               Asset Purchase Agreement among American Aircarriers Support                                2
                    Acquisition Corp., Global Turbine Services, Inc. and Turbine Inspections,
                    Incorporated

  4.2               Registration Rights Agreement between the Company and M. Mike Evans                        4

 10.1.3             Executive Employment Agreement between the Company and M. Mike                            10
                    Evans

 10.9               Consignment Agreement between the Company and M. Mike Evans                               10


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


Date: October 12, 1998               By: /s/ Elaine T. Rudisill
                                        ----------------------------------------
                                        Elaine T. Rudisill, Chief Financial
                                        Officer




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                                  EXHIBIT INDEX

                                                                                                           Reg. S-K
Exhibit No.                         Description                                                            Item No.
-----------                         -----------                                                            --------
  2.2               Asset Purchase Agreement among American Aircarriers Support                                2
                    Acquisition Corp., Global Turbine Services, Inc. and Turbine Inspections,
                    Incorporated

  4.2               Registration Rights Agreement between the Company and M. Mike Evans                        4

 10.1.3             Executive Employment Agreement between the Company and M. Mike                            10
                    Evans

 10.9               Consignment Agreement between the Company and M. Mike Evans                               10


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